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                                                                    EXHIBIT 10.5

                               Summary in English

 Lease Agreement, dated March 1, 1996, between EXFO Electro-Optical Engineering
  Inc. and GEXFO Investissements Technologiques inc., as assigned to 9080-9823
                        Quebec inc. on September 1, 1999

LANDLORD:                9080-9823 Quebec inc. following the Assignment
                         Agreement executed by 9080-9823 Quebec inc, GEXFO Investissements Technologiques inc. and
                         EXFO Electro-Optical Engineering Inc.

TENANT:                  EXFO Electro-Optical Engineering Inc.

PREMISES:                44,164 square feet situated at 436 Nolin Street,
                         Vanier, province of Quebec, Canada.

TERM: Five (5) years, commencing on March 1, 1996, and terminating on February 28, 2001. The landlord has the option to renew the lease for an additional term of five (5) years, subject to the same terms and conditions, to the exception of the rent that could be adjusted according to the market at the time of renewal. Pursuant to the Addendum-2 executed on August 27, 1999, the tenant has the right to terminate the Lease by giving a prior written notice of six (6) months if the tenant decides to move its operations out of its current locations at 436 Nolin Street in Vanier, and 465 Godin Avenue in Vanier.

RENT AND OPERATING       The total minimum rent is of five dollars ($5.00)
EXPENSES:                per square feet, payable on advance on the
                         first day of each month by equal and consecutive installments of $ 18,401.67. The tenant shall also pay, when due and during the term of the Lease, the various taxes, duties, imposition and fees imposed on the business carried on in the leased premises or by reason of the use or occupation of the leased premises.

ASSIGNMENT:              The tenant shall not assign or otherwise dispose of the
                         Lease or sublet the leased premises without the prior written consent of the landlord, which consent shall not be unreasonably withheld.

COVENANTS OF THE TENANT: -    Pay the rent and the operating expenses mentioned
                              in section 6 of the Lease Agreement.

                         -    Pay the taxes and duties.

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                         -    Pay the cleaning expenses as well as the
                              maintenance and repair of the heating and air conditioning systems used in the leased premises.

                         - Pay the regular maintenance and repair expenses related to the leased premises, to the exception of expenses resulting from normal wear and tear of the leased premises, from a force majeure or from damages covered by a fire insurance of the building, in which cases the said expenses would be borne by the landlord.

                         - Maintain the leased premises in a sanitary condition, free of garbage, snow or ice.

                         - Make the regular and necessary repairs to the building and to the land where the leased premises are situated.

                         - Maintain and keep in force (i) a liability insurance covering the activities carried on from the leased premises or with respect to the leased premises, (ii) an occupational and use insurance including coverage for property damage, injuries and death in the minimum of 2 million dollars ($2,000,000) per occurrence, and (iii) an all risk and fire insurance including coverage against leakage, earthquakes, collapses and floods covering the movables effects, fixtures and leasehold improvements located in the leased premises.

LIMITED LIABILITY AND    The tenant shall not hold the landlord liable for
INDEMNIFICATION:         any material or bodily damages suffered by itself, its
                         employees or its representatives and which occurred in the leased premises or elsewhere in the building, except when such damages result from the fault of the landlord or of any person over whom the landlord has control. In addition, the tenant undertakes to hold the landlord harmless against claims resulting from a fault of the tenant or from any person over whom the tenant has control or following any failure by the tenant to perform any obligations stipulated in the Lease
                         Agreement.

DEFAULT: The tenant shall be in default if he fails to perform any obligation stipulated in the Lease Agreement. In the event of such failure, the tenant shall be entitled to a written notice giving him a period of time to remedy any default, which period of time shall be of 10 days in the case of non payment of the rent, and 30 days in the other cases.

GOVERNING LAW:           Laws of the Province of Quebec, Canada.


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                                      BAIL


                                     ENTRE


                    GEXFO INVESTISSEMENTS TECHNOLOGIES INC.

                                       ET

                      INGENIERIE ELECTRO-OPTIQUE EXFO INC.
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                                              2

                                             BAIL

               ENTRE:

               GEXFO INVESTISSEMENTS TECHNOLOGIQUES, INC. societe legalement constituee ayant son siege social au 465 GODIN VANIER (QUEBEC) G1M 3G7 ici representee par GERMAIN LAMONDE et ROBERT TREMBLAY, ses mandataires, dument autorises pour agir aux fins des presentes ainsi qu'ils le declarent.

               Ci-apres nommee LE LOCATEUR

               ET:

               INGENIERIE ELECTRO-OPTIQUE EXFO INC., corporation legalement constituee, ayant son siege social au 465, GODIN VANIER (QUEBEC) ici representee par Messieurs GERMAIN LAMONDE et ROBERT TREMBLAY, ses mandataires, dument autorises pour agir aux fins des presentes ainsi qu'ils le declarent.

               Ci-apres nommee LE LOCATAIRE

               LES PARTIES ONT CONVENU DE CE QUI SUIT:

               1.   LIEUX LOUES

                    Le locateur loue au locataire des locaux ayant une
               superficie approximative de 30,500 pieds carres (les "Lieux loues") dans un edifice situe au 436, NOLIN, VANIER (QUEBEC) (l'"Edifice").

               2.   TERME

                    Ce bail est consenti pour un terme de cinq (5) ans
               commencant le 1er mars 1996 et se terminant le 28 fevrier 2001 (le "Terme").

                    Le locateur beneficie d'un droit de renouveler le bail a son expiration, pour un terme additionel de 5 ans, aux memes terme et conditions, a l'exception du loyer qui sera ajuste en fonction du marche a la date de renouvellement.

               3.   LOYER ANNUEL

                    Durant le Terme, le Locataire paiera au Locateur un loyer de
               915,000 $, soit 6.00 $ le pied carre par annee, payable d'avance le premier jour de chaque mois en versements egaux et consecutifs de 15,250 $ chacun, a la place d'affaires du Locateur ou a tout autre endroit que le Locateur pourra indiquer par ecrit au Locataire.
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4.   TAXES PERSONNELLES

     Le "Locataire" consent et s'engage a payer au fur et a mesure de leur echeance, les taxes d'eau, d'affaires et autres taxes, charges, contributions, droits et cotisations similaires imposes relativement a l'occupation des Lieux loues par le Locataire ou a tout commerce ou activite pratiques par le Locataire dans les Lieux loues.


5.   TAXES FONCIERES

     Aux fins du present article, l'expression "taxes foncieres" signifie toutes les taxes, impositions et cotisations generales et speciales, percues ou imposees a l'egard de l'Edifice et du Terrain, y compris, le cas echeant, toutes les taxes, cotisations et impositions generales et speciales percues pour les ecoles, les biens publics et les ameliorations generales et locales.

     Le Locataire consent et s'engage a payer au fur et a mesure de leur echeance tous les comptes relatifs aux taxes foncieres de l'Edifice et du Terrain.

     Le Locataire aura le droit de contester toute evaluation, imposition, taux ou montant de taxes foncieres.


6.   FRAIS D'EXPLOITATION

     Aux fins du present article, on entend par l'expression "frais d'exploitation" le total de toutes les depenses encourues par le Locateur et mentionnees ci-apres en (a), (b), (c) et (d);

(a) le cout des primes d'assurance-incendie, d'assurance-loyer, d'assurance-bouilloire et de responsabilite civile;

(b) le cout de l'eclairage et/ou de l'entretien de l'Edifice, des enseignes publicitaires, des systemes d'alarme, des extincteurs automatiques et autres appareils inherents a la securite de l'Edifice;

(c) les depenses encourues pour les frais de chauffage et de climatisation des Lieux loues, ainsi que pour l'entretien et la reparation des systemes de chauffage et de climatisation desservant les Lieux loues, le tout tel que prevu au paragraphe intitule "Services" des presentes;

(d)  les depenses relatives au deneigement du terrain de stationnement.

     Nonobstant ce qui precede, les frais d'exploitation ne comprennent pas:

(1) le remplacement et les reparations a la structure, aux fondations, au revetement exterieur et au toit de l'Edifice rendus necessaires par defaut d'entretien, par vetuste ou suite a des lacunes de conception;

(2) les reparations ou remplacement necessites par des causes contre lesquelles sont normalement assures les edifices semblables;

(3) les reparations ou remplacement de l'Edifice et de ses accessoires dus a des vices de construction;

(4) les couts d'emprunt et de remboursement de capital, principal et interets, a moins de dispositions explicites au contraire de ce bail;
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(5)  les impots sur le revenu et la taxe sur le capital verse du Locateur,
     l'amortissement du cout de construction de l'Edifice et autres types d'amortissement, sauf ce qui a ete mentionne plus haut:

(6) d'une maniere generale, les depenses qui, en termes comptables, selon les criteres etablis par le Ministere du Revenu (Quebec) sont considerees comme des depense de capital, a moins de dispositions explicites au contraire dans le bail.

     L'"annee d'exploitation" est la periode de douze (12) mois allant du
1er mars au 28 fevrier suivant, etant entendu que le Locateur peut, a son gre, changer ces dates pourvu qu'il ne cause pas ainsi au Locataire un prejudice indu.

     Au plus tard au debut de chaque annee d'exploitation, le Locateur estimera le montant payable par le Locataire quant aux frais d'exploitation et pourra facturer le Locataire a l'avance a cet egard en mensualites egales que le Locataire convient de payer le premier jour de chaque mois civil de l'annee d'exploitation.

     A la fin de chaque annee d'exploitation en cours de ce bail, le Locateur fournira au Locataire un etat du montant des frais d'exploitation de l'annee d'exploitation ecoulee comprenant des renseignements detailles sur le mode de calcul et de determination de ce montant. Si ce montant differe du total verse par accomptes par le Locataire en application du present article, les regularisations appropriees seront faites dans les trente (30) jours suivant la remise dudit etat.

     L'obligation pour les parties de proceder a cette regularisation conformement au present article survivra a l'expiration du Terme.

     Le Locataire aura le droit d'examiner les registres et les factures du Locateur et d'obtenir de ce dernier toutes les informations necessaires afin de lui permettre de s'assurer que les frais d'exploitation ne comprennent que les sommes mentionnees ci-dessus et de les contester le cas echeant.

     Nonobstant ce qui est prevu precedemment, le Locateur pourra transmettre les factures concernees directement au Locataire pour paiement par ce demier.

7.   Services

(a)  le nettoyage des Lieux loues sera a la charge du Locataire:

(b) le Locataire sera responsable de l'entretien et de la reparation des systemes de chauffage et de climitasation qui deservent les Lieux loues.

8.   Usage des Lieux loues

     Le Locataire utilisera les Lieux loues comme bureaux, laboratoires, ateliers de production, entrepots, salle a diner, ateliers et de facon generale aux operations normales et courantes du locataire sous reserve de son droit de sous-louer, qui peut etre pour d'autres fins.

9.   Jouissance paisible

9.   Le Locataire, en payant son loyer, doit pouvoir jouir paisiblement des
     Lieux loues pendant le Terme, sans etre derange ni interrompu par le Locateur ou toute autre personne pouvant legalement se reclamer de lui, directement ou indirectement.
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     Le Locateur atteste qu'il a pleinement droit de souscrire ce bail et que la nature de sa possession de l'Edifice et du Terrain l'autorise a louer les Lieux loues aux conditions de ce bail.

10.  CESSION, SOUS-LOCATION

     Le Locataire ne peut ceder le present bail ni sous-louer les Lieux loues, sauf a une compagnie liee, sans le consentement prealable ecrit du Locateur. Ledit consentement ne devra pas etre indument differe ou retenu.

11.  ENSEIGNES

     Le Locataire aura le droit de poser, de fixer et d'entretenir a ses frais, a l'interieur comme a l'exterieur des Lieux loues et de l'entablement de facade, des enseignes de toutes sortes en saillie ou en projection, y compris (mais non limitativement) des enseignes lumineuses au neon ou autres. Il est entendu que le logo, le style, les couleurs, la forme (lettres individuelles ou boite) des enseignes seront a la discretion du locataire selon sa politique.

     Toute enseigne devra etre conforme aux reglements municipaux en vigueur dans la municipalite ou est situe l'Edifice, et les dimensions de telle enseigne devront etre proportionnelle aux dimensions de l'Edifice. La dimension des enseignes du Locataire telle qu'autorisee par lesdits reglements municipaux ne pourra etre limitee ou diminuee par le Locateur.

     Nonobstant ce qui precede, le Locataire s'engage a soumettre au Locateur, pour approbation par celui-ci, les plans de toute enseigne qu'il entend poser a l'interieur ou a l'exterieur des Lieux loues, telle approbation ne devant etre refusee ou retenue sans motifs valables.

12.  STATIONNEMENT

     Le Locataire prendra, a ses frais, toutes les dispositions necessaires pour assurer constamment et aussi souvent qu'il sera necessaire au Locataire, a ses clients, mandataires et invites, le libre usage du terrain de stationnement dans les limites indiquees.

13.  REPARATIONS, AMELIORATIONS ET ENLEVEMENT D'OBJETS FIXES AUX LIEUX LOUES

     Le Locataire assumera toutes les reparations locatives normales dans les Lieux loues sauf si elles resultent du vieillissement normal des Lieux loues, d'un cas fortuit ou d'une force majeure, des dommages devant etre couverts par l'assurance incendie de l'Edifice, auxquels cas elles seront a la charge du Locateur. Dans le cas de vitres brisees dans les portes, les murs ou les vitrines exterieurs des Lieux loues (sauf si ces bris sont imputables au Locataire, a ses employes, agents ou clients), le Locateur devra les remplacer immediatement, a ses frais.

     Le Locataire aura le droit, n'importe quand et de temps a autre durant le Terme, et sans devoir payer un supplement de loyer, pourvu que la superficie des Lieux loues n'en soit pas augmentee, d'effectuer toutes reparations, modifications ou annexes aux Lieux loues qu'il jugera necessaires a la poursuite de ses activites. Cependant, le Locataire s'engage a:


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                                       6

(a)  ne rien entreprendre qui puisse affaiblir l'Edifice;

(b)  reparer les dommages causes aux Lieux loues par ces travaux;

(c) montrer au prealable au Locateur les plans relatifs aux modifications de la charpente de l'Edifice requises par lesdits travaux.

     Le Locataire ne sera pas tenu de remettre ou replacer les Lieux loues dans leur etat primitif et, sous reserve des dispositions qui suivent, le Locateur devra les reprendre tels qu'ainsi transformes par le Locataire.

     De plus, a n'importe quel moment avant l'expiration du Terme, ou dans les dix (10) jours suivants, le Locataire pourra, mais n'y sera pas tenu, enlever et emporter des Lieux loues les objets de toutes sortes apportes, installes et fixes par lui ou a ses frais avant ou apres le debut du terme. De facon generale mais non limitative, ces objets incluent tous les appareils et accessoires d'eclairage, outillage, machines, ustensiles, etageres, comptoirs, cloisons, coffres-forts, equipement de securite et tout objet place ou fixe dans les Lieux loues, ainsi que toute amelioration ou annexe aux Lieux loues, meme si ces objets, ameliorations ou annexes ou une partie d'entre eux ont ete fixes ou incorpores a l'Edifice de quelque facon que ce soit. Le Locataire s'engage cependant a reparer tout dommage qui resulterait de ce qui precede, sauf les dommages resultant d'usure normale, ces fortuits, force majeure et ceux qui auraient du etre couverts par l'assurance du Locateur.

14. REPARATIONS ET TRAVAUX DU LOCATEUR

     Sous reserve de l'article intitule "Frais d'exploitation", le locataire devra, en tout temps, prendre soins des lieux loues et les tenir en ordre et en bon etat et libres de dechets, de neige et de glace, il s'occupera du nettoyage desdits endroits chaque fois que cela sera juge raisonnablement necessaire.

     Le Locataire effectuera a ses frais toutes les reparations a l'Edifice et a ses composantes, et au Terrain. Il procedera a ces reparations en toute diligence raisonnable et selon les standards d'edifice de premiere classe et, quant aux Lieux loues, en observant constamment toutes les mesures de securite appropriees, compte tenu de ses activites propres.

     Le Locataire avisera promptement le Locateur, par ecrit, de tout accident ou defectuosite dont il aurait connaissance, affectant les canalisations d'eau ou de gaz, les circuits et les appareils electriques, la tuyauterie ou les appareils de chauffage ou de climatisation. Le Locateur devra y remedier en toute diligence raisonnable.

     Le Locateur, ses representants et ses employes auront le droit de penetrer dans les Lieux loues afin de les inspecter ou d'y faire des reparations urgentes et necessaires, pourvu que ces visites aient lieu a des heures convenables pour le Locataire et que les reparations soient effectuees avec toute la diligence necessaire et en prenant constamment toutes les mesures de securite requises, compte tenu du genre d'activites du Locataire.

15. DESTRUCTIONS DES LIEUX LOUES

     Si, a une epoque quelconque du terme, les Lieux loues etaient detruits ou endommages, les dispositions ci-apres devront s'appliquer :

(a) si la destruction ou les dommages sont tels que plus de cinquante pour cent (50 %) de la superficie des Lieux loues est inutilisable par le Locataire, ou s'il est impossible, dangereux ou inapproprie d'utiliser ou d'occuper ladite superficie, ou si, dans l'un ou l'autre cas, de l'avis du Locateur, la destruction ou les dommages subis par les Lieux loues sont tels que les reparations necessaires ne puissent etre effectuees en toute

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     diligence raisonnable dans les quatre-vingt-dix (90) jours du sinistre
     (avis en ce sens devant etre donne par ecrit au Locataire par le Locateur dans les trente (30 jours du sinistre), dans ces conditions, le Locateur ou le Locataire peut, dans les trente (30) jours suivant l'avis donne par le Locateur de la facon susdite, resilier le present bail en avisant par ecrit l'autre partie de sa decision. Dans ces cas, le bail sera cense prendre fin a compter du jour du sinistre. Le loyer et tous les autres paiements incombant au Locataire en vertu des presentes seront calcules au prorata et verses entierement jusqu'a la date dudit sinistre. Dans le cas ou ni le Locateur ni le Locataire ne mettraient fin au bail, le Locateur devra reparer les Lieux loues ou toute diligence raisonnable et le paiement du loyer sera suspendu a compter de la date du sinistre jusqu'a la fin des reparations;

(b) si la destruction ou les dommages sont tels que moins de 50 % de la superficie des Lieux loues est inutilisable, les reparations devraient etre effectuees avec diligence raisonnable et le paiement du loyer sera suspendu a compter de la date du sinistre jusqu'a la fin des reparations, dans une proportion equivalente a la partie des Lieux loues jugee inutilisable, comme il est indique plus haut.

16. DESISTEMENT DE PRESOMPTION

     Par les presentes, le Locateur renonce a la presomption legale creee en sa faveur par l'article 1621 du Code civil du Bas Canada.

17. ASSURANCES DU LOCATEUR

     Le Locateur souscrira et conservera:

(a) pour l'ensemble de son exploitation, une assurance globale de responsabilite generale couvrant entre autres les dommages corporels et materiels ainsi que la responsabilite contractuelle, pour une valeur minimum de DEUX MILLION DE DOLLARS (2 000 000,00 $) par sinistre avec clause de responsabilite reciproque;

(b) une assurance tous risques de dommages materiels directes, notamment attribuables a une inondation ou un tremblement de terre, pour la valeur de remplacement integrale de l'Edifice et de ses ameliorations et installations, a l'exclusion des ameliorations locatives et autres installations fixes du Locataire;

(c) une assurance globale de dommages directs et de pertes d'exploitation par le fait d'une chaudiere ou d'une machine, applicable a toutes les chaudieres, canalisations sous pression, climatiseurs d'air et appareils electriques divers.

     Les polices mentionnees aux paragraphes (a), (b) et (c) ci-dessus devront renfermer une clause de renonciation a tous de subrogation contre le Locataire.

     A la demande du Locataire, le Locateur devra lui remettre un releve des risques et montants assures a l'egard de L'Edifice et de ses ameliorations et installations, et le Locataire pourra, a intervalles raisonnables et moyennant un preavis raisonnable au Locateur, examiner des copies des parties pertinentes de toutes les polices d'assurance en vigueur et une copie de tous les avis pertinents des conseillers en assurance du Locateur.







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                                       8

18.  ASSURANCE DU LOCATAIRE

     Le Locataire souscrira et conservera:

(a) pour les activites menees a l'interieur ou a partir des Lieux loues et pour l'utilisation ou occupation des Lieux loues et de toutes autres parties de l'Edifice, une assurance globale de responsabilite generale couvrant entre autres les dommages corporels et materiels ainsi que la responsabilite contractuelle; une assurance de responsabilite civile en cas d'incendie; et une assurance de responsabilite couvrant les automobiles ne lui appartenant pas, pour une valeur minimum de DEUX MILLIONS DE DOLLARS (2 000 000.00$) par sinistre. L'assurance devra nommer le Locateur comme assure et contenir une clause de responsabilite reciproque; et

(b) une assurance tous risques de dommages materiels directs, notamment attribuables a une inondation ou un tremblement de terre, pour la valeur de remplacement integrale de ses ameliorations locatives, installations fixes et contenu de toute nature. Cette assurance devra comporter une clause de renonciation aux droits de subrogation contre le Locateur et stipuler que les sommes versees en cas de sinistre aux ameliorations locatives le seront au Locataire (le Locataire autorisant toutefois l'affectation de ces sommes a la reparation ou au remplacement des biens assures, sauf resiliation de ce bail en vertu d'une autre clause).

     Le Locateur convient que le Locataire aura un interet assurable dans les modifications, ameliorations et ajouts effectues par lui ou a ses frais aux Lieux loues avant comme apres le Terme et que le Locataire aura le droit d'assurer ces modifications, ameliorations et ajouts a leur pleine valeur, sans egard au fait qu'ils soient fixes ou integres a l'Edifice et que, au cas ou elles seraient totalement ou partiellement detruites, le Locataire ait le droit de percevoir et de conserver les indemnites payables aux termes de ladite assurance, le Locateur assurera le cout integral de tout sinistre en deca des differentes franchises.

     A la demande du Locateur, le Locataire lui remettra une attestation des assurances qu'il aura souscrites, annulees ou renouvelees. S'il constate par cette attestation que le Locataire n'a pas assure les Lieux loues conformement a la presente clause, le Locateur peut lui faire part par ecrit de ses divers manquements a cet egard et le mettre en demeure de corriger la situation. Le Locataire dispose alors d'un delai de trente (30) jours pour obtemperer, a defaut de quoi le Locateur peut souscrire toute assurance additionnelle ou suppleante qu'il juge a propos, sous reserve de tous ses autres droits prevus a ce bail ou ailleurs, les primes et autres debourses etant a la charge du Locataire.

     Les parties conviennent qu'ils pourront souscrire une police d'assurance conjointe a l'egard des couvertures exigees en vertu des articles 17 et 18 des presentes.

19.  RESPONSABILITE LIMITEE ET INDEMNISATIONS

     Le Locataire ne tiendra pas le Locateur responsable des dommages corporels (deces compris) ou materiels a lui-meme, a ses employes, a ses mandataires, survenus dans les Lieux loues ou ailleurs dans l'Edifice, sauf dans la mesure ou ces dommages sont causes par la faute du Locateur ou de toute personne dont il a le controle ou sont causes par les choses qu'il a sous sa garde ou s'ils resultent de la contravention ou de l'inexecution par le Locateur de ses obligations en vertu de ce bail ou de la loi.

     Le Locataire tiendra le Locateur a couvert de tous dommages, responsabilites, reclamations, pertes ou depenses resultant de la faute du Locataire ou de toute personne dont il a le controle ou par suite de tout manquement du Locataire a une clause du present bail, sauf dans la mesure ou ces dommages sont
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                                       9

causes par la faute du Locateur ou de toute personne dont il a le controle ou causes par les choses qu'il a sous sa garde ou s'ils resultent de la contravention ou de l'inexecution par le Locateur de ses obligations en vertu de ce bail ou de la loi.

     Le Locateur tiendra le Locataire a couvert de tous dommages, responsabilites, reclamations, pertes ou depenses resultant de la faute du Locateur ou de toute personne dont il a le controle ou resultant des choses qu'il a sous sa garde ou par suite de tout manquement du Locateur a ses obligations en vertu de ce bail ou de la loi, sauf dans la mesure ou ils sont causes par la faute du Locataire ou de toute personne dont il a le controle ou s'ils resultent de la contravention ou de l'inexecution par le Locataire de ses obligations en vertu de ce bail.


20.  DEFAUT

     Dans le cas de contravention par le Locataire de ses obligations le Locataire aura droit a un delai lui permettant de remedier au defaut. Ce delai sera de dix (10) jours dans le cas de non paiement du loyer, et de trente (30) jours dans les autres cas. Lesdits delais courront a compter de la reception d'un avis ecrit du Locateur, precisant la nature du defaut.

     Dans le cas de contravention par le Locateur de ses obligations en vertu de ce bail ou de la loi, le Locateur aura droit a un delai lui permettant de remedier au defaut. Ce delai sera de trente (30) jours a compter de la reception d'un avis ecrit du Locataire, precisant la nature du defaut.

21.  DESISTEMENT

     Au cas ou le Locateur ou le Locataire, selon le cas, aurait omis de respecter rigoureusement l'une ou l'autre clause ou condition du present bail ou d'exercer quelque droit ou option lui revenant aux termes dudit bail, cette omission ne saurait etre interpretee comme un desistement ou un abandon de ces clauses, conditions, droits ou options, tous ceux-ci restant pleinement en vigueur, selon leur teneur.


22.  RECOURS

     Tous les recours et droits du Locateur et du Locataire sont cumulatifs et non alternatifs.


23.  EXPROPRIATION

     Dans les cas ou l'Edifice et le Terrain ("l'Immeuble") ou les Lieux loues seraient, en totalite ou en partie, soustraits au Locateur par droit de domaine eminent, expropriation, condamnation ou autre action similaire, ou dans le cas ou le Canada, une de ses provinces ou une municipalite exerceraient un droit quelconque les autorisant a exproprier tout ou partie de l'immeuble ou des Lieux loues, pendant le Terme, le Locateur et le Locataire consentent et s'engagent a ce qui suit:

(a) si la totalite de l'immeuble ou des Lieux loues selon le cas est soustraite et exproprie, le bail sera resilie a la date d'expropriation et le loyer cessera d'etre du a la date de la prise de possession des Lieux loues;

(b) si seulement une partie des Lieux loues est soustraite ou expropriee de la maniere enoncee, le paiement du loyer sera interrompu a la date de la prise de possession, au prorata de la partie des Lieux loues dont le Locataire se verra prive. Cependant, si le reste des Lieux loues etait juge insuffisant par le Locataire pour la poursuite de ses activites, ce dernier aura le privilege de resilier immediatement le present bail, en ce qui concerne la totalite des Lieux loues, en envoyant un preavis ecrit au Locateur dans les trois (3) mois apres qu'on aura reclame la possession de ladite partie des Lieux loues, et le loyer et tout autre paiement dont le Locataire est tenu responsable en vertu des presentes devra etre calcule au prorata de la periode ecoulee a la date dudit avis et paye integralement;

(c) dans le cas ou plus de quarante pour cent (40 %) de l'Immeuble serait soustrait ou exproprie de la maniere enoncee, meme sans affecter les Lieux loues, le Locateur ou le Locataire aura le privilege de resilier immediatement le present bail en ce qui concerne la totalite des Lieux loues en envoyant a l'autre partie un preavis par ecrit, dans les trois
     (3) mois apres qu'on aura reclame la possession de ladite partie de l'immeuble; et le loyer et tout paiement dont le Locataire est tenu responsable en vertu des presentes devra etre calcule au prorata de la periode ecoulee a la date dudit avis et paye integralement; et

(d) nonobstant le fait que le present bail peut etre resilie par l'une ou l'autre des parties, tel que prevu aux paragraphes qui precedent, le Locataire aura droit de reclamer de la partie expropriante une indemnite ou des dommages-interets en prouvant qu'en raison de cette expropriation, il a subi une perte de clientele, une depreciation, des frais de demenagement de meubles et accessoires et/ou toute autre perte.


24.  AVIS

     Tout avis exige ou autorise aux termes du present bail doit etre envoye par Porteur ou par cable ou telegramme, ou par la poste certifiee ou recommandee dument affranchie, a l'autre partie a l'adresse indiquee ci-dessous ou a tout autre adresse que l'une ou l'autre partie pourra indiquer par courrier. Tout avis ainsi envoye sera repute avoir ete donne et recu le jour de la remise s'il est expedie par porteur, ou le jour ouvrable suivant son expedition s'il est transmis par cable ou telegramme, ou le troisieme jour ouvrable suivant la mise a la poste dans le cas d'envoi par la poste recommandee ou certifiee; toutefois, si le service des postes ou du cablogramme ou telegramme est interrompu par une greve, un ralentissement, un cas de force majeure ou toute autre cause, la partie expediant l'avis devra utiliser l'un desdits services qui n'est pas interrompu ou devra livrer l'avis de facon a ce qu'il soit recu le plus tot possible.


     Les adresses des parties aux fins d'avis sont les suivantes:

le Locateur:                 465 Godin
                             Ville Vanier (Quebec)


le Locataire:                465 Godin
                             Ville Vanier (Quebec)


     Si durant le Terme, il y a plus d'un locateur, tout avis sera cense validement donne et recu s'il est transmis a l'endroit prevu pour le paiement du loyer.


25.  ENREGISTREMENT

     Il sera loisible au Locataire d'enregistrer le present bail, a ses frais, par depot ou par bordereau, et le Locateur convient qu'il en sera de meme pour tout document le modifiant ou constatant tout renouvellement.

26.  INTEGRALITE DE L'ENTENTE

     Le present bail contient integralement l'entente entre les parties a l'egard des conventions prevues aux presentes et ne pourra etre modifie que par une convention ecrite subsequente intervenant entre les parties.


SIGNE le 1er jour de mars 1996, a Vanier


GEXFO INVESTISSEMENTS TECHNOLOGIQUES INC.


Par:



/s/ Germain Lamonde                    /s/ Robert Tremblay
-----------------------------          ------------------------------
    Germain Lamonde                        Robert Tremblay




INGENIERIE ELECTRO-OPTIQUE EXFO INC.


Par:



/s/ Germain Lamonde                    /s/ Robert Tremblay
-----------------------------          ------------------------------
    Germain Lamonde                        Robert Tremblay

ADDENDUM


BAIL ENTRE GEXFO INVESTISSEMENTS TECHNOLOGIQUES INC. (LOCATEUR)

ET INGENIERIE ELECTRO-OPTIQUE EXFO INC. (LOCATAIRE)


Les paragraphes suivants ont ete modifies de la facon suivante :


1.  LIEUX LOUES

A compter du 1 septembre 1998, la superficie louee situee au 436, Nolin, Vanier (Quebec) augmentera de 3,290 pieds carres pour un total de 33,790 pieds carres.

2.  TERMES

NO COPY?

3.  LOYER ANNUEL

A compter du 1 septembre 1998, le loyer mensuel sera de 16,895$ calcule sur une superficie de 33,790 pieds carres a un taux annuel de 6,00$ le pied carre.



SIGNE le      e jour d'aout 1998, a Quebec.


GEXFO INVESTISSEMENTS TECHNOLOGIQUES INC.

Par:



/s/ Germain Lamonde                    /s/ Robert Tremblay
-----------------------------          ------------------------------
    Germain Lamonde                        Robert Tremblay




INGENIERIE ELECTRO-OPTIQUE EXFO INC.

Par:



/s/ Germain Lamonde                    /s/ Robert Tremblay
-----------------------------          ------------------------------
    Germain Lamonde                        Robert Tremblay

                                   ADDENDUM-2

ENTRE:    GEXFO INVESTISSEMENTS TECHNOLOGIQUES INC.
          (le "Locateur");

ET:       EXFO INGENIERIE ELECTRO-OPTIQUE INC.
          (le "Locataire");

ATTENDU QUE le Locataire et le Locateur ont conclu un bail en date du 1er mars 1996 pour des locaux dans un edifice situe au 436, Nolin, Vanier (Quebec) (le "Bail");

ATTENDU QU'EN aout 1998 le Locateur et le Locataire ont conclu un addendum au Bail afin de modifier la superficie des lieux loues (l'"Addendum");

ATTENDU QUE le Locateur et le Locataire desirent encore modifier le Bail afin de permettre sa resiliation par le Locataire conformement aux dispositions prevues aux presentes;

LES PARTIES ONT CONVENU DE CE QUI SUIT :

1.   Le Bail est modifie en ajoutant le texte suivant en tant que paragraphe 27:
     "Le Locataire pourra resilier le Bail unilateralement en donnant un preavis ecrit de six (6) mois au Locateur advenant sa decision de demenager de l'Edifice et de l'autre edifice propriete de Locateur situe a 465, avenue Godin, Vanier, Quebec et dans laquelle le Locataire loue des locaux."

2. Sauf en ce qui concerne les modifications prevues au present Addendum-2, le Bail et l'Addendum demeurent pleinement en vigueur et sont, par les presentes, ratifies et confirmes et lient les parties aux presentes.

3. Tous les termes definis dans le Bail et l'Addendum auront le meme sens dans le present Addendum-2 a moins d'une disposition explicite a l'effet contraire.

EN FOI DE QUOI les parties ont signe a Vanier, Quebec, comme en date du 27e jour d'aout 1999.

GEXFO INVESTISSEMENTS                        EXFO INGENIERIE
TECHNOLOGIQUES INC.                          ELECTRO-OPTIQUE INC.


Par: /s/ Germain Lamonde                     Par: /s/ Germain Lamonde
     ------------------------                     ------------------------
         Germain Lamonde                              Germain Lamonde


Par: /s/ Robert Tremblay                     Par: /s/ Robert Tremblay
     ------------------------                     ------------------------
         Robert Tremblay                              Robert Tremblay

                                CESSION DE BAIL

          INTERVENUE A QUEBEC, EN DATE EFFECTIVE DU 1ER SEPTEMBRE 1999

ENTRE : 9080-9823 QUEBEC INC., personne morale legalement contituee en vertu de la Loi sur les compagnies (Quebec), ayant son siege social au 465, rue Godin, Vanier (Quebec), G1M 3G7, agissant et representee aux presentes par messieurs Germain Lamonde et Robert Tremblay, dument autorises tel qu'ils le declarent ;


                                           (ci-apres designee la "Cessionnaire")

ET : GEXFO INVESTISSEMENTS TECHNOLOGIQUES INC., personne morale legalement constituee en vertu de la Loi sur les compagnies (Quebec), ayant son siege social au 465, rue Godin, Vanier (Quebec), G1M 3G7, agissant et representee aux presentes par messieurs Germain Lamonde et Robert Tremblay, dument autorises tel qu'ils le declarent ;


                                                (ci-apres designee la "Cedante")

ET : EXFO INGENIERIE ELECTRO-OPTIQUE INC., personne morale legalement constituee en vertu de la Loi canadienne sur les societes par actions, ayant son siege social au 465, rue Godin, Vanier (Quebec), G1M 3G7, agissant et representee aux presentes par messieurs Germain Lamonde et Robert Tremblay, dument autorises tel qu'ils le declarent ;


                                                      (ci-apres designee "EXFO")

                    ------------------------------------------------------------




ATTENDU qu'un bail est intervenu le 1er mars 1996 entre la Cedante et EXFO en vertu duquel EXFO loue des locaux ayant une superficie approximative de trente mille cinq cents pieds carres (30 500 pi2) dans un immeuble situe au 436, rue Nolin, Vanier (Quebec) (l'"Immeuble") (le "Bail");


                                                                              1.

ATTENDU qu'en aout 1998, la Cedante et la Cessionnaire ont conclu un addendum au Bail afin de modifier la superficie des lieux loues (l'"Addendum");

ATTENDU qu'en date du 27 aout 1998, la Cedante et EXFO ont conclu un addendum au Bail afin de modifier les modalites de resiliation du Bail (l'"Addendum-2");

ATTENDU que le 1er septembre 1999, la Cedante a vendu, cede et transfere a la Cessionnaire, l'Immeuble ci-haut mentionne aux termes d'un contrat de vente intervenu entre elles;

ATTENDU qu'il etait de l'intention des parties qu'une cession du Bail, de l'Addendum et de l'Addendum-2 intervienne entre la Cedante et la Cessionnaire lors de la cession de l'Immeuble et que la Cessionnaire et EXFO desiraient reconduire le Bail, l'Addendum et l'Addendum-2 aux memes termes, modalites et conditions;

EN CONSEQUENCE, LES PARTIES CONVIENNENT DE CE QUI SUIT :

1. La Cedante cede et transfere a la Cessionnaire, qui accepte, le Bail, l'Addendum et l'Addendum-2 ainsi que tous les droits, interets, responsabilites et obligations y afferents, incluant notamment le droit de EXFO de mettre fin au Bail sur un preavis ecrit de six (6) mois de la part de EXFO advenant un eventuel demenagement de EXFO hors l'Immeuble tel que stipule a l'Addendum-2 et a l'article 16.1 de la convention du 26 aout 1999 a laquelle sont parties la Cedante et EXFO, et ce, en date effective au
     1er septembre 1999, liberant la Cedante de toute obligation et responsabilite decoulant du Bail a compter de cette date.

2. La Cessionnaire et EXFO conviennent et reconnaissent que le Bail, l'Addendum et l'Addendum-2 sont reconduits entre elles aux memes prix, termes, conditions et modalites a compter du 1er septembre 1999.

3. La Cedante, la Cessionnaire et EXFO conviennent de faire, signer et executer et voir a ce que soit fait, signe et execute tout autre ecrit, acte ou document et realiser toute autre demarche et formalite que l'une ou l'autre des parties pourrait raisonnablement demander aux fins de donner effet a la presente cession.

EN FOI DE QUOI, LES PARTIES ONT SIGNE LA PRESENTE CESSION.


9080-9823 QUEBEC INC.                        GEXFO INVESTISSEMENTS
                                             TECHNOLOGIQUES INC.


Par: /s/ Germain Lamonde                     Par: /s/ Germain Lamonde
     ------------------------                     ------------------------
         Germain Lamonde                              Germain Lamonde

                                                                              2.

Par : /s/ Robert Tremblay                      Par :  /s/  Robert Tremblay
      --------------------------                      --------------------------
          Robert Tremblay                                  Robert Tremblay




EXFO INGENIERIE ELECTRO-OPTIQUE INC.



Par : /s/ Germain Lamonde
      --------------------------
          Germain Lamonde



Par : /s/ Robert Tremblay
      --------------------------
          Robert Tremblay




                                                                              3.

                                   ADDENDUM-3




ENTRE :        9080-9823 QUEBEC INC
               (le "Locateur");

ET :           EXFO INGENIERIE ELECTRO-OPTIQUE INC.
               (le "Locateur");



ATTENDU QUE le Locataire et GEXFO Investissements Technologiques Inc. ont conclu un bail en date du 1er mars 1996 pour des locaux dans un edifice situe au 436, Nolin, Vanier (Quebec) (le "Bail");

ATTENDU QU'EN aout 1998 GEXFO Investissements Technologiques inc. et le Locataire ont conclu un addendum au Bail afin de modifier la superficie des lieux loues (l'"Addendum");

ATTRENDU QU'EN date du 27 aout 1999, GEXFO Investissements Technologiques inc. et le Locataire ont conclu un autre addendum au Bail (l'"Addendum 2") afin de modifier les modalites de resiliation du Bail;

ATTENDU QUE GEXFO Investissements Technologiques inc. cede le Bail et tous ses droits, interets, responsabilites et obligations y afferents au Locateur en date du 1er septembre 1999;

ATTENDU QUE le Locateur et le Locataire desirent encore modifier le Bail et l'Addendum afin d'augmenter la superficie des lieux loues et ajuster le loyer;


LES PARTIES ONT CONVENU DE CE QUI SUIT :


1. Les paragraphes du Bail et de l'Addendum intitules "Lieux loues", sont modifies afin de prevoir qu'a compter du 1er mars 2000 la superficie des Lieux loues augmentera de 10 374 pieds carres pour une superficie totale de 44 164 pieds carres.

2. les paragraphes du Bail et de l'Addendum intitules "Loyer annuel" sont modifies afin de prevoir qu'a compter du 1er mars 2000 le Locataire paiera un loyer annuel de 220 820 $, soit 5,00 $ le pied carre par annee, payable d'avance le premier jour de chaque mois en versements egaux et consecutifs de 18 401.67 $

3. Sauf en ce qui concerne les modifications prevues au present Addendum-3, le Bail, l'Addendum et l'Addendum-2 demeurent pleinement en vigueur et sont, par les presentes, ratifies et confirmes et lient les parties aux presentes.

                                                                              1.

4. Tous les termes definis dans le Bail et l'Addendum auront le meme sens dans le present Addendum-3 a moins d'une disposition explicite a l'effet contraire.


EN FOI DE QUOI les parties ont signe a Vanier, Quebec, comme en date du 1er jour de mars 2000.


9080-9823 QUEBEC INC.                      EXFO INGENIERIE
                                           ELECTRO-OPTIQUE INC.




Par : /s/ Germain Lamonde                  Par : /s/ Germain Lamonde
      ----------------------------               ----------------------------
          Germain Lamonde                            Germain Lamonde





                                                                              2.